UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 22, 2016

NOBLE CORPORATION plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Devonshire House, 1 Mayfair Place London, England	W1J8AJ
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2016 annual general meeting of the shareholders of Noble Corporation, a company incorporated in England and Wales (the “Company”), was held on April 22, 2016. Matters voted on at the annual general meeting and the results thereof were as follows:

(1)	Resolution 1: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire in 2017:

Nominee	For	Against	Abstain	Broker Non-Votes
Ashley Almanza	174,010,412	6,902,319	292,168	35,690,573

(2)	Resolution 2: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire in 2017:

Nominee	For	Against	Abstain	Broker Non-Votes
Michael A. Cawley	174,922,219	6,017,865	264,815	35,690,573

(3)	Resolution 3: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire in 2017:

Nominee	For	Against	Abstain	Broker Non-Votes
Julie H. Edwards	176,360,604	4,558,386	285,909	35,690,573

(4)	Resolution 4: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire in 2017:

Nominee	For	Against	Abstain	Broker Non-Votes
Gordon T. Hall	174,950,146	5,985,409	269,344	35,690,573

(5)	Resolution 5: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire in 2017:

Nominee	For	Against	Abstain	Broker Non-Votes
Scott D. Josey	178,841,187	2,061,560	302,152	35,690,573

(6)	Resolution 6: The following individual was reelected to the Company’s Board of Directors for a one-year term that will expire in 2017:

Nominee	For	Against	Abstain	Broker Non-Votes
Jon A. Marshall	177,235,469	3,696,158	273,272	35,690,573

(7)	Resolution 7: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire in 2017:

Nominee	For	Against	Abstain	Broker Non-Votes
Mary P. Ricciardello	175,605,540	5,298,642	300,717	35,690,573

(8)	Resolution 8: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire in 2017:

Nominee	For	Against	Abstain	Broker Non-Votes
David W. Williams	172,221,138	6,517,305	2,466,456	35,690,573

(9)	Resolution 9: The resolution to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2016 was approved.

For	Against	Abstain	Broker Non-Votes
215,325,413	1,257,616	312,443	—

(10)	Resolution 10: The resolution to reappoint PricewaterhouseCoopers LLP as the Company’s UK statutory auditors until the 2017 annual general meeting of shareholders was approved.

For	Against	Abstain	Broker Non-Votes
215,329,832	1,223,308	342,332	—

(11)	Resolution 11: The resolution authorizing the Company’s audit committee to determine the UK statutory auditors’ compensation was approved.

For	Against	Abstain	Broker Non-Votes
213,192,510	2,293,670	1,409,292	—

(12)	Resolution 12: The resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved.

For	Against	Abstain	Broker Non-Votes
120,370,799	49,715,341	11,118,759	35,690,573

(13)	Resolution 13: The resolution to approve, on an advisory basis, the directors’ compensation report, which is set out in the annual report and accounts of the Company for the year ended December 31, 2015, was approved.

For	Against	Abstain	Broker Non-Votes
94,583,732	75,437,859	11,183,308	35,690,573

(14)	Resolution 14: The resolution to approve an increase in the number of ordinary shares available for issuance under the Noble Corporation plc 2015 Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Votes
122,939,243	47,313,170	10,952,486	35,690,573

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2015

NOBLE CORPORATION

By:	/s/ Dennis J. Lubojacky
Dennis J. Lubojacky
Chief Financial Officer, Vice President, Controller andTreasurer